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                                                                       Exhibit 5


                   NATIONWIDE ENTERPRISE - BEST OF AMERICA(R)
                              ANNUITY APPLICATION          |_| NON-QUALIFIED
                                                           |_| IRA (OWNER AND
                                                               ANNUITANT MUST BE
                                                               THE SAME)
                                                           |_|  SEP-IRA
    SEND COMPLETED APPLICATION-WITH A CHECK MADE PAYABLE TO NATIONWIDE LIFE:

    FOR REGULAR MAIL:                     FOR EXPRESS MAIL:
    Nationwide Life Insurance Co.         Nationwide Life Insurance Co.
    P.O. Box 182356                       Investment Product Operations, 1-05-P1
    Columbus, Ohio  43218-2356            One Nationwide Plaza
    1-(800)-243-6295                      Columbus, Ohio  43215-2220
                                                                            NEBA
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                   CONTRACT OWNER                              (If Applicable) |_| JOINT OWNER    |_| CONTINGENT
1                                                                                  (Spouse Only)      OWNER
                   ----------------------------------------
CONTRACT           (Print) Last        First     MI            -------------------------------------------------
OWNER(S)                                                       Last                  First            MI
                   ----------------------------------------
                   Address                                     -------------------------------------------------
If no annuitant is                                             Address
specified in       ----------------------------------------
section 2, the     City                State       Zip         -------------------------------------------------
contract owner                                                 City                       State            Zip
will be the        Soc. Sec. No./Tax I.D.         Sex |_| M    Soc. Sec. No./Tax I.D.                  Sex |_| M
annuitant.                -      -                    |_| F           -      -                             |_| F
                   ------   ----   ------                      ------   ----   ------
                           ---------------------                       ---------------------
                   Date of   MO.   DAY    YEAR                 Date of   MO.   DAY    YEAR
                           ---------------------                       ---------------------
                   Birth                                       Birth
                           ---------------------                       ---------------------
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2                  ANNUITANT                                   |_| CONTINGENT ANNUITANT (If Applicable)

ANNUITANT          ----------------------------------------    -------------------------------------------------
                   (Print) Last        First     MI            Last                  First            MI
Complete only if
different from     ----------------------------------------    -------------------------------------------------
the contract       Address                                     Address
owner.
                   ----------------------------------------    -------------------------------------------------
                   City                State       Zip         City                  State            Zip

                   Soc. Sec. No./Tax I.D.         Sex |_| M    Soc. Sec. No./Tax I.D.                  Sex |_| M
                          -      -                    |_| F           -      -                             |_| F
                   ------   ----   ------                      ------   ----   ------
                           ---------------------                       ---------------------
                   Date of   MO.   DAY    YEAR                 Date of   MO.   DAY    YEAR
                           ---------------------                       ---------------------
                   Birth                                       Birth
                           ---------------------                       ---------------------
                   Annuitization Date
                                     ----------------------
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3                  PRIMARY BENEFICIARY                         |_| CONTINGENT BENEFICIARY

BENEFICIARY        ----------------------------------------    -------------------------------------------------
                   (Print) Last        First     MI            (Print) Last          First            MI

                   ----------------------------------------    -------------------------------------------------
                   Relationship To Owner(s)                    Relationship To Owner(s)
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4                  FIRST PURCHASE PAYMENT $
ANNUITY                                    ------------------
PURCHASE           Submitted herewith. If this application is declined, there will be no liability on the part of
PAYMENTS           the company, and any sums submitted with this application will be refunded.
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5                  Will the proposed contract replace any existing annuity or insurance contracts?
REPLACEMENT        |_| No   |_| Yes       Existing Company
                                                          --------------------------------------
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6

REMARKS
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                    FIDELITY VARIABLE                    AMERICAN CENTURY VPI
7                   INS. PRODUCTS FUND                   ______% AmCent VP Balanced         DOLLAR COST AVERAGING (OPTIONAL)
                    ______% Growth Portfolio             ______% AmCent VP Capital          $15,000 Contract Value Required
ALLOCATIONS         ______% High Income Portfolio                 Appreciation              Transfers must be at least $100
                    ______% Equity-Income Portfolio      ______% AmCent Income              Change of these instructions requires
                    ______% Overseas Portfolio                    and Growth                completion of form provided by the
                    FIDELITY VARIABLE INS.               ______% AmCent VP                  Company.
                    PRODUCTS FUND II                              International
                    ______% Asset Manager Portfolio      ______% AmCent VP Value
                    ______% Contrafund Portfolio         NATIONWIDE SEPARATE
IF NO ALLOCATIONS   DREYFUS                              ACCOUNT TRUST                      Please transfer $__________ per
ARE SPECIFIED, THE  ______% Growth & Income Fund         ______% Capital App. Fund          month from the
ENTIRE              ______% Stock Index Fund             ______% Money Market Fund          |_|  Nationwide Money Market Fund
AMOUNT WILL BE      ______% Socially Responsible         ______% Govt. Bond Fund            |_|  Nationwide Fixed Account
ALLOCATED TO THE             Growth Fund                 ______% Small Cap Value Fund       |_|  Neuberger & Berman LTD
NATIONWIDE          STRONG VARIABLE                               (Dreyfus)                      Maturity Bond Portfolio
MONEY MARKET        INSURANCE FUNDS, INC.                ______% Small Company Fund         (Fund Name, whole % only, totaling 100%)
FUND PENDING        ______% Strong Discovery             ______% Total Return Fund
INSTRUCTION FROM             Fund II, Inc.               NEUBERGER & BERMAN                 _____%________________________________
THE CONTRACT        ______% Strong Int'l. Stock Fund II  A.M.T.                             _____%________________________________
OWNER.              ______% STRONG OPPTY                 ______% Guardian Portfolio
                             FUND II, INC.               ______% Growth Portfolio           _____%________________________________
                    VAN ECK WORLDWIDE INSURANCE TRUST    ______% LTD Maturity Bond          _____%________________________________
                    ______% Worldwide Bond Fund                   Portfolio
                    ______% Worldwide Emerging           ______% Partners Portfolio         _____%________________________________
                             Markets Fund                OPPENHEIMER VARIABLE ACCOUNT FUNDS 100  % TOTAL
                    ______% Worldwide Hard Assets        ______% Bond Fund                  Begin processing these transfer
                             Fund                        ______% Multiple Strategies        instructions on _____________ 19__
                    WARBURG PINCUS TRUST                          Fund                                      Mo.   Day       Yr.
                    ______% International Equity         ______% Global Securities Fund     (ALL DCA TRANSACTIONS WILL BE CONFIRMED
                             Portfolio                   MORGAN STANLEY                     ON QUARTERLY STATEMENTS. PLEASE REVIEW
WHOLE               ______% Small Company                ______% Emerging Markets           THE INFORMATION IN THESE STATEMENTS
PERCENTAGES ONLY,            Growth Portfolio                     Debt Portfolio            CAREFULLY. ALL ERRORS OR CORRECTIONS
MUST TOTAL 100%     ______% Post-Venture Capital         ______% Real Estate                MUST BE REPORTED TO NATIONWIDE WITHIN 30
                             Portfolio                             Securities Portfolio     DAYS TO ASSURE PROPER CREDITING TO YOUR
                    NATIONWIDE LIFE INS. CO.                                                CONTRACT.)
                    ______% Fixed Account
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8                   Please select one of the following and complete:
                    |_| I am an Officer, Director, Employee, Independent Contractor Agent, Employee of a Nationwide Agent, or a
                        Retiree of one of the Nationwide Insurance Enterprise companies.
                        Please list company, if other than Nationwide Insurance Company.

                        ---------------------------------------------------------------------
                    |_| I am the following (circle one): parent    spouse    son    daughter    brother    sister
                        Name of Nationwide Enterprise relative:
                                                               ----------------------------------------------
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9                                        PAYROLL                                               COMMISSION
PAYROLL DEDUCTION   |_| I hereby authorize my employer to deduct             |_| I hereby authorize my employer to deduct
OR COMMISSION           $_______ of my salary from each paycheck                 $_______ of my salary from each commission
DEDUCTION               and to pay the amount so deducted to my Nationwide       check and to pay the amount so deducted to my
AUTHORIZATION           BEST OF AMERICA(R) Annuity.                              Nationwide BEST OF AMERICA(R) Annuity.
REQUEST
(OPTIONAL)              Employee Number                                          Agent Number            Region

                        --------------------                                     ----------------     -------------

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10                  |_| Please send me a copy of the Statement of Additional Information to the Prospectus.

SIGNATURES          Signed at:________________________________________________ on ______________________________________________
                                       City                     State                             (Mo/Day/Year)

                       Contract Owner ____________________________________             Joint Owner ________________________________
                                                                                       (If Applicable)
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